UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 20, 2026

Hashdex Nasdaq CME Crypto Index ETF

(Exact name of registrant specified in its charter)

Delaware	001-42511	33-2103856
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19 West 44th Street, Suite 200

New York, NY 10036

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (866) 403-5272

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Shares of Beneficial Interest of Hashdex Nasdaq CME Crypto Index ETF	NCIQ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 20, 2026, Hashdex Asset Management Ltd. (the “Sponsor”) caused a Certificate of Amendment to the Trust’s Certificate of Trust (the “Certificate of Amendment”) to be filed with the Secretary of State of the State of Delaware in order to change the name of the Trust from “Hashdex Nasdaq Crypto Index US ETF” to “Hashdex Nasdaq CME Crypto Index ETF”. In addition, on January 20, 2026, the Sponsor and CSC Delaware Trust Company (the “Trustee”) entered into a Fifth Amended and Restated Trust Agreement (the “Trust Agreement”). The Trust Agreement made conforming changes to the Fourth Amended and Restated Trust Agreement primarily to reflect the change of the Trust’s name and its underlying index.

Copies of the Certificate of Amendment and the Trust Agreement are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 8.01 - Other Events.

Change of Underlying Index

The Trust announces that, effective as of January 20, 2026 (the “Transition Date”), it will change its underlying index from the Nasdaq Crypto US Settlement Price Index™ (“NCIUSS”) to the Nasdaq CME Crypto Settlement Price Index™ (“Index Transition” and “NCIS”, respectively).

This change follows updates made by The Nasdaq Stock Market, LLC (the “Exchange”) on October 30, 2025, to align both indexes’ digital asset eligibility criteria with the Exchange’s generic listing standards approved by the U.S. Securities and Exchange Commission (the “SEC”). After these updates, both indexes apply substantially identical methodologies and reflect the same constituents and weightings as of the Transition Date.

The Index Transition will not result in any material change to the Trust’s investment objective, portfolio composition, or risk profile, and will primarily update the naming of the index referenced by the Trust.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the Certificate of the Trust
3.2	Fifth Amended and Restated Trust Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 20, 2026	HASHDEX NASDAQ CME CRYPTO INDEX ETF

	By:	/s/ Samir Elias Hachem Kerbage
	Name:	Samir Elias Hachem Kerbage
	Title:	Director of the Sponsor (Principal Finance Officer and Principal Accounting Officer)

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